UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2015

JACK HENRY & ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14112 (Commission File Number)	43-1128385 (I.R.S. Employer Identification No.)

663 Highway 60, P.O. Box 807
Monett, Missouri 65708
(Address of principal executive office) (Zip Code)

(417) 235-6652
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
As previously disclosed, the Company's management has concluded that the Company's internal control over financial reporting and disclosure controls and procedures were not effective as of June 30, 2014, and the Company's disclosure controls and procedures were not effective as of September 30, 2014 as a result of internal control deficiencies related to revenue recognition for certain Software License Maintenance and Service Agreements that constituted a material weakness. Accordingly, the Company will amend its Form 10-K for the year ended June 30, 2014 to i) revise management’s conclusions regarding the effectiveness of the Company's disclosure controls and procedures and internal control over financial reporting as of June 30, 2014, and (ii) revise the opinion of Deloitte & Touche LLP, the Company's independent registered public accounting firm, regarding the effectiveness of the Company's internal control over financial reporting as of June 30, 2014. The Company will also amend our Form 10-Q for the quarter ended September 30, 2014 to reflect management's revised conclusion on the effectiveness of the Company's disclosure controls and procedures. The Company is in the process of remediating the identified deficiencies in internal control over financial reporting. The Company intends to file its Form 10-Q for the quarter ended December 31, 2014 immediately following the filing of the amendments for the prior periods.

The Company continues to work as expeditiously as possible to complete its re-evaluation of recognition of revenue associated with the aforementioned Software License Maintenance and Service Agreements and intends to file the amendments to prior SEC reports and the Form 10-Q for the quarter ended December 31, 2014, as soon as practicable. While the Company does not expect any material changes to its previously reported financial results, there can be no assurance as to that outcome.

A continued failure to file the Company's Form 10-Q for the quarter ended December 31, 2014, may give rise to an event of default under the Company's credit agreement. The Company anticipates receiving a waiver under the credit agreement as to this potential event of default.

Statements made in this Form 8-K that are not historical facts are forward-looking information. Actual results may differ materially from those projected in any forward-looking information. Specifically, there are a number of important factors that could cause actual results to differ materially from those anticipated by any forward-looking information. Additional information on these and other factors, which could affect the Company's financial results, are included in its Securities and Exchange Commission (SEC) filings on Form 10-K, and potential investors should review these statements. Finally, there may be other factors not mentioned above or included in the Company's SEC filings that may cause actual results to differ materially from any forward-looking information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	March 23, 2015	By: /s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer and Treasurer